UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2005

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, East Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Greater Bay Bancorp (the “Company”) has updated its investor slide presentation with information as of December 31, 2004. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 8.01	Other Events.

On March 11, 2005, the Company issued a press release announcing that its President and Chief Executive Officer will participate in the Piper Jaffray & Co. Financial Services Conference on March 15, 2005 and discuss the slides included as Exhibit 99.1. The press release, included in this report as Exhibit 99.2, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

99.1	Slide presentation of Greater Bay Bancorp as of December 31, 2004 (furnished pursuant to Regulation FD)

99.2	Press Release dated March 11, 2005 re conference participation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: March 14, 2005	By:	/s/ LINDA M. IANNONE
Linda M. Iannone Senior Vice President, General Counsel and Secretary

Exhibit Index

99.1	Slide presentation of Greater Bay Bancorp as of December 31, 2004

99.2	Press Release dated March 11, 2005 re conference participation